                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2003



                              HALSEY DRUG CO., INC.



               695 NORTH PERRYVILLE ROAD, ROCKFORD, ILLINOIS 61107


                                 (815-399-2060)





Incorporated under the laws of              Commission File Number      I.R.S.  Employer Identification Number
       State of New York                            1-10113                          11-0853640

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On November 19, 2003, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing the financial results for its third quarter ended September 30, 2003 and the nine months ended September 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B)     EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1 Press Release dated November 19, 2003 Announcing Results for Third Quarter ended September 30, 2003

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HALSEY DRUG CO., INC.


                                       By:  /s/ Peter A. Clemens
                                            ------------------------------------
                                            Peter A. Clemens
                                            Vice President & Chief Financial
                                            Officer

Date:   November 19, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                 DESCRIPTION
------                 -----------
99.1                   Press Release dated November 19, 2003 Announcing Results
                       for Third Quarter ended September 30, 2003.


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